UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

    BlackRock Exchange Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd               Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Exchange Portfolio	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

2	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock Exchange Portfolio’s (the “Fund”) investment objective is long-term growth of capital and consequent long-term growth of income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

Stock selection within health care was the most significant detractor from performance relative to the benchmark index over the 12-month period. A lack of exposure to the strong-performing biotechnology segment had the largest negative impact. Stock selection in pharmaceuticals and a lack of holdings within the health care providers & services and health care equipment & supplies segments also weighed on returns.

•

Outside of health care, selection within consumer staples and information technology (“IT”) detracted. The Fund’s positioning within the beverage and food & staples retailing industries limited performance in consumer staples, while a lack of holdings in the strong-performing hardware and semiconductors segments constrained results in IT. In addition, the absence of any exposure to utilities detracted from relative performance as the sector topped all others, benefiting from declining interest rates and periods of heightened risk aversion throughout the year.

•	Individual positions that were the most significant detractors included The Boeing Co., Schlumberger Ltd. and American Express Co.
•

The Fund’s performance benefited from both stock selection and allocation decisions within the consumer discretionary sector. In particular, a lack of exposure to the internet & catalog retail segment proved beneficial as the group struggled in 2014, most notably during the spring sell-off in high-growth stocks. Multiline retail was also a source of strength in the sector, in particular, an overweight position in Target Corp.

•	Elsewhere, zero exposure to materials, especially the poor-performing metals & mining segment, helped relative performance.

•

At the individual stock level, aerospace & defense company General Dynamics Corp. was the largest contributor, followed by Berkshire Hathaway, Inc. and Microsoft Corp. An underweight in laggard Verizon Communications, Inc. proved advantageous as well.

Describe recent portfolio activity.

•

On a sector basis, the Fund’s weightings in the financials and health care sectors increased during the 12-month period, largely with respect to diversified financial services and pharmaceutical companies, respectively. The allocations to IT and energy declined, notably in the IT services and oil, gas & consumable fuels segments, respectively.

Describe portfolio positioning at period end.

•	As of period end, the Fund’s largest sector overweights relative to the S&P 500® Index were financials and industrials, while the most notable underweights were in IT and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Berkshire Hathaway, Inc., Class B	10%
American Express Co.	10
Microsoft Corp.	8
General Dynamics Corp.	6
Schlumberger Ltd.	6
Target Corp.	5
Johnson & Johnson	5
Novartis AG — ADR	5
The Procter & Gamble Co.	4
JPMorgan Chase & Co.	4

Sector Allocation	Percent of Long-Term Investments

Financials	25%
Health Care	18
Industrials	15
Consumer Staples	14
Information Technology	11
Energy	11
Consumer Discretionary	5
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any.

[2]	The Fund normally invests largely in a diversified and supervised portfolio of common stocks or securities convertible into common stocks. Shares of the Fund are not currently available for purchase.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
BlackRock Shares	3.00%	10.27%	11.77%	7.01%
S&P 500® Index	6.12	13.69	15.45	7.68

[4]	See “About Fund Performance” on page 6 for a detailed description of performance related information. Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio[7]
BlackRock Shares	$1,000.00	$1,030.00	$7.62	$1,000.00	$1,017.69	$7.58	1.49%

[5]

For the BlackRock Shares of the Fund, expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

[7]

Includes excise tax and federal income taxes. Excluding such tax expense, the annualized expense ratio would have been 0.62%. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	5

About Fund Performance

•

BlackRock Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are not currently avail- able for purchase. Shares are available only through the reinvestment of distributions.

Performance information reflects past performance and does not guaran- tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvest- ment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments December 31, 2014
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 9.4%
The Boeing Co.	45,504	$5,914,610
General Dynamics Corp.	83,872	11,542,465

		17,457,075
Banks — 4.2%
JPMorgan Chase & Co.	124,728	7,805,478
Beverages — 2.4%
The Coca-Cola Co.	104,725	4,421,490
Consumer Finance — 10.1%
American Express Co.	200,568	18,660,847
Diversified Financial Services — 10.3%
Berkshire Hathaway, Inc., Class B (a)	127,112	19,085,867
Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	16,950	792,921
Electronic Equipment, Instruments & Components — 0.3%
Keysight Technologies, Inc. (a)	14,874	502,295
Energy Equipment & Services — 6.1%
Schlumberger Ltd.	132,988	11,358,505
Food & Staples Retailing — 1.3%
Wal-Mart Stores, Inc.	27,424	2,355,173
Food Products — 1.6%
Kraft Foods Group, Inc.	17,761	1,112,904
Mondelez International, Inc., Class A	53,285	1,935,578

		3,048,482
Household Products — 4.2%
The Procter & Gamble Co.	85,822	7,817,526
Industrial Conglomerates — 2.7%
General Electric Co.	194,970	4,926,892
IT Services — 3.4%
Visa, Inc., Class A	9,937	2,605,481
The Western Union Co.	211,273	3,783,899

		6,389,380
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	29,749	1,217,924
Machinery — 2.9%
Caterpillar, Inc.	58,983	5,398,714

Common Stocks	Shares	Value
Multiline Retail — 4.7%
Target Corp.	114,121	$8,662,925
Oil, Gas & Consumable Fuels — 4.8%
BP PLC — ADR	31,546	1,202,534
Exxon Mobil Corp.	83,691	7,737,233

		8,939,767
Pharmaceuticals — 17.5%
AstraZeneca PLC — ADR	64,000	4,504,320
Johnson & Johnson	80,592	8,427,505
Merck & Co., Inc.	83,999	4,770,303
Novartis AG — ADR	89,681	8,309,842
Pfizer, Inc.	204,166	6,359,771

		32,371,741
Software — 7.7%
Microsoft Corp.	308,263	14,318,816
Tobacco — 4.3%
Altria Group, Inc.	77,000	3,793,790
Philip Morris International, Inc.	50,136	4,083,577

		7,877,367
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC — ADR	35,155	1,201,246
Total Long-Term Investments (Cost — $25,905,717) — 99.6%		184,610,431

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	1,437,701	1,437,701
Total Short-Term Securities (Cost — $1,437,701) — 0.8%		1,437,701
Total Investments (Cost — $27,343,418) — 100.4%		186,048,132
Liabilities in Excess of Other Assets — (0.4)%		(710,557)

Net Assets — 100.0%		$185,337,575

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	954,401	483,300	1,437,701	$409

(c)	Represents the current yield as of report date.

Portfolio Abbreviation

ADR     American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	7

Schedule of Investments (concluded)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments1	$184,610,431	—	—	$184,610,431
Short-Term Securities.	1,437,701	—	—	1,437,701
Total	$186,048,132	—	—	$186,048,132

[1]	See above Schedule of Investments for values in each industry.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value — unaffiliated (cost — $25,905,717)	$184,610,431
Investments at value — affiliated (cost — $1,437,701)	1,437,701
Dividends receivable — unaffiliated	276,203
Receivable from Manager	329
Dividends receivable — affiliated	76
Prepaid expenses	954

Total assets	186,325,694

Liabilities
Excise and federal income tax payable	842,425
Investment advisory fees payable	78,122
Other affiliates payable	7,752
Officer’s and Trustees’ fees payable	2,111
Other accrued expenses payable	57,709

Total liabilities	988,119

Net Assets	$185,337,575

Net Assets Consist of
Paid-in capital	$26,598,837
Undistributed net investment income	34,024
Net unrealized appreciation/depreciation	158,704,714

Net Assets	$185,337,575

BlackRock Shares — Based on net assets of $185,337,575 and 213,191 shares outstanding, unlimited shares authorized, $0.001 par value	$869.35

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	9

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends — unaffiliated	$5,491,133
Dividends — affiliated	409
Foreign taxes withheld	(37,024)

Total income	5,454,518

Expenses
Investment advisory	928,475
Administration	185,696
Professional	75,046
Printing	13,361
Custodian	11,693
Officer and Trustees	9,153
Transfer agent	9,053
Miscellaneous	10,441

Total expenses excluding excise tax and federal income tax	1,242,918
Excise tax and federal income tax	845,284

Total expenses	2,088,202
Less fees waived by Manager	(36,130)
Less administration fees waived	(46,425)
Less transfer agent fees waived	(2,000)
Less transfer agent fees reimbursed	(7,053)

Total expenses after fees waived and/or reimbursed	1,996,594

Net investment income	3,457,924

Realized and Unrealized Gain
Net realized gain from:
Investments	2,406,713
Litigation proceeds	19,431
In-kind redemptions[1]	9,980,964

12,407,108

Net change in unrealized appreciation/depreciation on investments	2,123,340

Net realized and unrealized gain.	14,530,448

Net Increase in Net Assets Resulting from Operations	$17,988,372

[1]	See Note 2 in the Notes to Financial Statements.

See Notes to Financial Statements.

10	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase in Net Assets:	2014	2013

Operations
Net investment income	$3,457,924	$2,491,831
Net realized gain from investment transactions	2,426,144	2,263,578
Net realized gain from in-kind redemption transactions	9,980,964	12,675,655
Net change in unrealized appreciation/depreciation	2,123,340	26,121,851

Net increase in net assets resulting from operations	17,988,372	43,552,915

Distributions to Shareholders From[1]
Net investment income	(4,524,847)	(3,086,839)
Net realized gain	(19,431)	(5,142)

Decrease in net assets resulting from distributions to shareholders	(4,544,278)	(3,091,981)

Capital Share Transactions
Shares issued in reinvestment of distributions	1,183,691	755,611
Shares redeemed	(13,059,335)	(18,408,141)

Net decrease in net assets derived from capital share transactions	(11,875,644)	(17,652,530)

Net Assets
Total increase in net assets.	1,568,450	22,808,404
Beginning of year	183,769,125	160,960,721

End of year	$185,337,575	$183,769,125

Undistributed net investment income, end of year	$34,024	$255,663

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	11

Financial Highlights

	BlackRock
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$807.83	$641.74	$602.01	$606.04	$548.49

Net investment income[1]	15.74	10.34	12.28	10.61	8.67
Net realized and unrealized gain (loss)	67.02	169.10	41.77	(3.88)	57.43

Net increase from investment operations	82.76	179.44	54.05	6.73	66.10

Distributions from:[2]
Net investment income	(21.15)	(13.33)	(14.32)	(10.76)	(8.55)
Net realized gain	(0.09)	(0.02)	—	—	—

Total distributions	(21.24)	(13.35)	(14.32)	(10.76)	(8.55)

Net asset value, end of year	$869.35	$807.83	$641.74	$602.01	$606.04

Total Return[3]
Based on net asset value	10.27%[4]	28.07%[5]	8.90%	1.14%	12.12%

Ratios to Average Net Assets
Total expenses	1.12%	1.12%	0.74%	0.67%	0.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.08%[6]	1.07%[6]	0.69%[7]	0.62%	0.62%

Net investment income	1.86%	1.40%	1.91%	1.74%	1.54%

Supplemental Data
Net assets, end of year (000)	$185,338	$183,769	$160,961	$206,266	$218,648

Portfolio turnover rate	—	2%	6%	—	2%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 10.26%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 28.06%.

[6]	Includes excise tax and federal income taxes. Excluding such tax expense, total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.62%.

[7]	Includes federal income taxes. Excluding such tax expense, total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.62%.

See Notes to Financial Statements.

12	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Exchange Portfolio (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with a in-kind redemption transaction. For purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended December 31, 2014, the Fund had in-kind redemptions of $11,248,558. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such in-kind redemptions are shown in the Statement of Operations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund’s current practice is to retain long-term capital gains, if any, and to pay federal taxes thereon at corporate tax rates on behalf of the shareholders. For federal income tax purposes, each shareholder will be required to include their proportionate share of the retained capital gains in income and are entitled to report a credit for their share of the tax paid by the Fund.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47%
$3 Billion - $5 Billion	0.45%
$5 Billion - $10 Billion	0.44%
Greater than $10 Billion	0.43%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $722.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is included in administration in the Statement of Operations, is paid at the following annual rates. In addition, the Fund is charged an administration fee, which is included in administration in the Statement of Operations, based on the following percentages of average daily net assets of the BlackRock Share class:

Average Daily Net Assets	Administration Fee	Administration Fee — BlackRock
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended December 31, 2014, the Fund paid $88,632 to the Manager in return for these services, which is included in administration in the Statement of Operations.

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund which are shown as administration fees waived on the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 0.62%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived, transfer agent fees waived and transfer agent fees reimbursed, respectively, in the Statement of Operations. For the year ended December 31, 2014, the amount included in fees waived by Manager was $35,408.

If during the Fund’s fiscal year the operating expenses of the BlackRock Share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for the BlackRock Share class, the Manager is entitled to be reimbursed by the

14	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements (continued)

BlackRock Share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for the BlackRock Share class exceeds the operating expenses of the BlackRock Share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for the BlackRock Share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for the BlackRock Share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for the BlackRock Share class.

On December 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2015	2016
Fund Level	$47,367	$35,408
BlackRock	$54,817	$55,478

Fund level and BlackRock Share class waivers of $31,011 and $59,713, respectively, previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2014.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

4. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $815,549 and $14,164,346, including $11,248,558 of sales representing in-kind redemptions, respectively.

The Fund received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by the Fund. This amount is shown as litigation proceeds in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. The Fund’s current practice is to retain long-term capital gains, if any, and to pay federal taxes thereon at corporate tax rates on behalf of the shareholders. For federal income tax purposes, shareholders will be required to include their proportionate share of the retained capital gains in income and are entitled to report a credit for their share of the tax paid by the Fund.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to in-kind redemption transactions, the sales of securities with a different book and tax basis, non-deductible expenses and long-term capital gains deemed distributed to the shareholders were reclassified to the following accounts:

Paid-in capital	$11,542,393
Undistributed net investment income	$845,284
Accumulated net realized loss	$(12,387,677)

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$4,544,278	$3,091,981

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$34,024
Net unrealized gains[1]	158,023,487

Total	$158,057,511

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the basis differences on contributed securities.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$28,024,645

Gross unrealized appreciation	$158,046,115
Gross unrealized depreciation	(22,628)

Net unrealized appreciation	$158,023,487

6. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain indivdual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

16	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in BlackRock Shares were as follows:

	Year Ended December 31,
	2014	2013
Shares issued in reinvestment of distributions.	1,370	977
Shares redeemed	(15,665)[1]	(24,312)[2]

Net decrease	(14,295)	(23,335)

[1]	Including (13,499) representing in-kind redemptions.

[2]	Including (20,525) representing in-kind redemptions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Exchange Portfolio:

We have audited the accompanying statement of assets and liabilities of BlackRock Exchange Portfolio (the “Fund”), a series of BlackRock Funds, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Exchange Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 24, 2015

Important Tax Information (Unaudited)

During the taxable year ended December 31, 2014, all of the ordinary income distributions paid by BlackRock Exchange Portfolio qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

18	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Officers and Trustees

Name, Address[1] , and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	19

Officers and Trustees (continued)

Name, Address[1] , and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

20	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]    The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	21

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2014	23

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EXCH-12/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Exchange Portfolio	$18,749	$18,563	$0	$0	$12,600	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

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(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Exchange Portfolio	$12,600	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: February 27, 2015

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